UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

The Allstate Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Commencing May 2, 2011, The Allstate Corporation sent the following communication to certain of its stockholders.

REMINDER

YOUR VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY TODAY

April 29, 2011

Dear Allstate Stockholder,

We recently mailed to you proxy materials for the Annual Meeting of Stockholders of The Allstate Corporation, which will be held on May 17, 2011.  According to our latest records, we have not yet received your vote.  Regardless of the number of shares you own, it is important that your voice be represented in our vote results.

Your vote is very important to us.  As a reminder, the Board recommends that you vote:

•                  FOR the election of all directors

•                  FOR the ratification of auditors

•                  FOR the two amendments to our certificate of incorporation

•                  FOR the advisory vote on executive compensation

•                  FOR the three year option for the future advisory votes on executive compensation

•                  AGAINST the stockholder proposal seeking a stockholder right to act by written consent

•                  AGAINST the stockholder proposal on political contributions, payments to trade associations and other tax exempt organizations

More information on all of these matters to be voted upon can be found at www.allstate.com/annualreport.

You can easily vote by signing and returning the enclosed proxy card, via the internet at www.proxyvote.com, or by telephone toll free at 1-800-690-6903.  Please follow the instructions printed on your proxy card.  If you have already voted, we thank you for taking the time to have your voice heard.

Sincerely,

Mary J. McGinn
Secretary

M36007-P06556 You are receiving this communication because you hold shares in the above named company. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. THE ALLSTATE CORPORATION THE ALLSTATE CORPORATION C/O WELLS FARGO SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2011. Meeting Information See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Type: Annual For holders as of: March 18, 2011 Date: May 17, 2011 Time: 11:00 a.m., Central Location: Meeting Directions: Please go to allstate.com or call 800-416-8803 The Allstate Corporation 3100 Sanders Road Northbrook, IL 60062

M36008-P06556 Vote In Person: Many shareholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Voting instructions must be received by 11:59 p.m. Eastern Time on May 16, 2011. For shares held in the Allstate 401(k) Savings Plan, voting instructions must be received no later than 11:59 p.m. Eastern Time on May 10, 2011. Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions. Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2011 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials Notice of 2011 Annual Meeting, Proxy Statement and 2010 Annual Report Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX

Voting Items

The Board of Directors recommends you vote "FOR" all nominees for Director.

1. Election of Directors

Nominees:

	For	Against	Abstain
1a. F. Duane Ackerman	☐	☐	☐
1b. Robert D. Beyer	☐	☐	☐
1c. W. James Farrell	☐	☐	☐
1d. Jack M. Greenberg	☐	☐	☐
1e. Ronald T. LeMay	☐	☐	☐
1f. Andrea Redmond	☐	☐	☐
1g. H. John Riley, Jr.	☐	☐	☐
1h. Joshua I. Smith	☐	☐	☐
1i. Judith A. Sprieser	☐	☐	☐
1j. Mary Alice Taylor	☐	☐	☐
1k. Thomas J. Wilson	☐	☐	☐

The Board of Directors recommends you vote "FOR" Proposals 2, 3, 4, and 5.

	For	Against	Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2011.	☐	☐	☐
3. Approve the proposed amendment to the certificate of incorporation granting to holders of not less than 20% of the corporation's shares the right to call a special meeting of stockholders.	☐	☐	☐
4. Approve the proposed amendment to the certificate of incorporation designating a forum for certain legal actions.	☐	☐	☐
5. Advisory vote on the executive compensation of the named executive officers.	☐	☐	☐

The Board of Directors recommends you vote "three years" for Proposal 6.

	3 Years	2 Years	1 Year	Abstain
6. Advisory vote on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote "AGAINST" Proposals 7 and 8.

	For	Against	Abstain
7. Stockholder proposal seeking the right for stockholders to act by written consent.	☐	☐	☐
8. Stockholder proposal seeking a report on political contributions and payments to trade associations and other tax exempt organizations.	☐	☐	☐

M36009-P06556

Signature 2 - (Joint Owners) Signature 1 - (Please sign on line) Date - (Please print date) M36010-P06556 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Authorized Signatures - This section must be completed for your instructions to be executed. THE ALLSTATE CORPORATION Annual Meeting of Stockholders May 17, 2011 11:00 a.m. This proxy card/voting instruction form is solicited on behalf of the Board of Directors You hereby authorize F. Duane Ackerman, W. James Farrell, Andrea Redmond, H. John Riley, Jr., Joshua I. Smith, Judith A. Sprieser, and Mary Alice Taylor to vote all shares of common stock of The Allstate Corporation that you would be entitled to vote if personally present at the annual meeting of stockholders to be held on May 17, 2011 and at any adjournments thereof. The authority conferred by this Proxy Card/Voting Instruction Form shall be exercised by a majority of these persons present and acting at the meeting or, if only one of them is present, by that person. Each such person has the authority to designate a substitute to act for him or her. These persons are authorized to vote such shares on the matters shown, and in the manner directed, on the reverse hereof and in their discretion on any other matters that may properly come before the meeting. If you return a signed proxy but do not indicate how the shares should be voted on a matter, the shares represented by your signed proxy will be voted as the Board of Directors recommends. You acknowledge receipt of The Allstate Corporation's Notice of 2011 Annual Meeting and Proxy Statement, dated April 1, 2011, and its 2010 Annual Report. You hereby revoke any instructions previously given to vote the shares represented by this Proxy Card/Voting Instruction Form. Allstate and the Trustee have instructed the tabulation agent to keep your voting instructions strictly confidential.